UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2006
INTERACTIVE DATA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31555 (Commission File Number)	13-3668779 (I.R.S. Employer Identification No.)

22 Crosby Drive, Bedford, Massachusetts (Address of principal executive offices)	01730 (Zip Code)
Registrant’s telephone number, including area code: (781) 687-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 Press Release Dated 1/9/2006

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On January 8, 2006, Allan R. Tessler, a member of the Board of Directors of Interactive Data Corporation (the “Company”), notified the Company that he would retire from the Company’s Board of Directors upon the appointment of a successor.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1. Press Release dated January 9, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION
Date: January 9, 2006	By:	/s/ Steven G. Crane
		Name:	Steven G. Crane
		Title:	Executive Vice President and Chief Financial Officer